                                 [PHOTO]


[PHOTO]                        Smith Barney
                               Premium Total
                               Return Fund


                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------



                               June 30, 1997


                       [LOGO]  Smith Barney Mutual Funds
                               Investing for your future.
                               Every day.(sm)

Smith Barney Premium
Total Return Fund
================================================================================

The Smith Barney Premium Total Return Fund seeks total return consisting of long-term capital appreciation and income by investing primarily in a diversified portfolio of dividend-paying common stocks.



Smith Barney Premium Total Return Fund
Average Annual Total Returns Ended
June 30, 1997


                                                   Without Sales Charges*
                                            ------------------------------------
                                            Class A       Class B        Class C
================================================================================
Six Months+                                 13.73%         13.43%         13.45%
--------------------------------------------------------------------------------
One-Year                                    26.73          26.09          26.21
--------------------------------------------------------------------------------
Five-Year                                     N/A          15.31            N/A
--------------------------------------------------------------------------------
Ten-Year                                      N/A          13.43            N/A
--------------------------------------------------------------------------------
Since Inception++                           16.20          14.02          16.05
================================================================================

                                                    With Sales Charges**
                                            ------------------------------------
                                            Class A       Class B        Class C
================================================================================
Six Months+                                  8.03%          8.43%         12.45%
--------------------------------------------------------------------------------
One-Year                                    20.40          21.09          25.21
--------------------------------------------------------------------------------
Five-Year                                     N/A          15.20            N/A
--------------------------------------------------------------------------------
Ten-Year                                      N/A          13.43            N/A
--------------------------------------------------------------------------------
Since Inception++                           14.92          14.02          16.05
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and June 1, 1993, respectively.


================================================================================
OUR INVESTMENT PHILOSOPHY
================================================================================

At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time using a wide range of investment strategies.

================================================================================
NASDAQ SYMBOL
================================================================================

           Class A                      SOPAX
           Class B                      SOPTX
           Class C                      SPTCX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ...........................................................1

An Interview with Portfolio Manager
Harry J. Rosenbluth...........................................................4

Distribution Policy ..........................................................6

Historical Performance........................................................7

Smith Barney Premium Total Return Fund
at a Glance ..................................................................9

Schedule of Investments......................................................10

Statement of Assets and Liabilities..........................................16

Statement of Operations......................................................17

Statements of Changes in Net Assets..........................................18

Notes to Financial Statements................................................19

Financial Highlights ........................................................23

================================================================================
SHAREHOLDER LETTER
================================================================================


[PHOTO]                                 [PHOTO]



HEATH B.                                HARRY J.
MCLENDON                                ROSENBLUTH

Chairman                                Vice President and
                                        Investment Officer


Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney Premium Total Return Fund ("Fund") for the period ended June 30, 1997. In this report we discuss stock market conditions and review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow. In addition, an interview with Harry J. Rosenbluth, the Fund's Portfolio Manager, appears on page four.


Performance Overview

For the six months ended June 30, 1997, the Fund had a total return of 13.73% for Class A shares. During this time the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Index ("S&P 500"), had a total return of 20.62%. In addition, the Fund paid monthly dividends that totaled $0.6444 per Class A share over the same time period. For the year ended June 30, 1997, the Fund generated a total return of 26.73% for Class A shares.

The Fund invests primarily in dividend-paying common stocks and employs an investment strategy that may cause it to underperform in a rising market. However, the Fund should experience smaller losses when the stock market declines. One of the key elements of the Fund's investment strategy involves the use of S&P 500 call options that should help to reduce the volatility of the Fund's net asset value (NAV).


Market Overview and Outlook

Stock prices continued their remarkable surge higher in June as the S&P 500 returned 4.50% for the month. This increase brought the total return for the broad market index to 17.50% for the second quarter of 1997 -- the strongest quarterly return for the S&P 500 in over ten years. When combined with its first quarter result, this benchmark increased 20.62% in the first half of 1997. The S&P 500 has more than doubled since the end of 1994 and has produced positive returns in all ten quarters over this period. The last time the market produced a string of ten or more consecutive quarters with positive returns occurred from July 1962 through March 1965 when the S&P 500 gained 72%.

Large-capitalization growth stocks continued to push the market higher during June and throughout the second quarter of 1997. Investors continued to favor the quality, safety and liquidity of large growth companies such as General Electric, Procter & Gamble, Gillette and Coca-Cola. The health care, capital goods and technology sectors each managed returns greater than 20% for the second quarter of 1997. Every sector of the market posted strong positive results for both the second quarter and June.

During June, the total return of the Fund trailed that of the broad market S&P 500 index. Relative total Fund performance was hurt during the month by the Fund's 65% invested position. The Fund began June with an invested position of 65% and ended the month with an effective invested position of about 64%. The Fund's defensive position hurt its results in June when the stock market rose at a rapid pace. However, the Fund's equity holdings exceeded the return of the S&P
500. The Fund continues to be overweighted in finance stocks (primarily mid-sized insurance companies) and underweighted in technology and capital goods issues.

--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         1

Investment Strategy

The equity selection process for the Fund remains unchanged. The ideal candidate for inclusion in the portfolio would possess three broadly defined characteristics:

     1. Inexpensive valuation (e.g., low price/earnings ratio ("P/E"), which shows the relationship between a stock's price and the company's earnings for the last four quarters and low price-to-book ("P/B"), which is the price of the stock compared to the difference between the company's assets and liabilities)

     2. Sound long-term business fundamentals (e.g., high operating returns relative to invested capital, balance sheet strength, a strong competitive position)

     3. Positive near-term business momentum (e.g., improving business trends).

The Fund's portfolio exhibits excellent value characteristics -- the price paid for a stock is always the primary consideration. In addition, the portfolio's companies display strong business fundamentals and have better than average business momentum.

We have discussed in a number of past commentaries our concerns that valuation levels on the stock market as a whole and of many individual stocks were at record highs. These concerns were in place even before the most recent upward spike in stock prices. Once again, we believe it's important to put the market's recent performance in perspective. Historically, the S&P 500 has generated a total return of roughly 10.7% a year. For the last fifteen years, the total return of the S&P 500 has averaged more than 18% per year. We believe that 10% is a realistically sustainable long-term rate of return for stocks.

Companies continue to post record operating profits, and the market is currently priced for 20% or more returns on equity and 12% to 15% earnings growth in perpetuity. We do not believe that such returns and growth rates have become permanent features of our economy. We will continue to tread gingerly in this very volatile market.

The Fund remains defensively positioned, with about 64% of its assets invested. Cash reserves were at 13% of assets at the end of the second quarter of 1997, and S&P 500 Index call options are being used to help lower potential portfolio volatility. This stance has lowered the effective invested position of the Fund by an additional 23%. As noted we continue to emphasize financial services and are underweighted in technology, basic industries and capital goods issues.

The stock market continues to be highly volatile and therefore we remain cautious. Our investment philosophy and process are geared toward constantly searching for new investment ideas. Through our proprietary quantitative screening process and extensive fundamental research we strive to keep the Fund's portfolio fresh.

We continue to implement our disciplined value style which focuses on buying companies with low valuations, sound business fundamentals and favorable business momentum. Accordingly, we continue to find suitable investments for the Fund's portfolio. At the end of June 1997, the Fund was extremely well diversified and owned some 161 securities, representing a wide range of companies and industries.

When faced with stock market uncertainty, we believe that diversification is one of the keys to controlling risk. We expect market volatility to continue but we think the Fund is well positioned to deal with this environment.

--------------------------------------------------------------------------------
2                                         1997 Semi-Annual Report to Shareholder

The Smith Barney Premium Total Return Fund has an options program in place designed to help reduce portfolio volatility. (An option is the right to buy or sell a security that is granted in exchange for an agreed upon sum.) We never engage in random options writing. Investors in the Fund want exposure to equities but are typically uncomfortable with volatility. We believe our job is to "make a market call" when conditions warrant. With the stock market trading at an all-time high and corporations operating at record profitability, we believe that the probability of the market continuing to advance at recent rates is low.

On a more somber note, we recently were saddened by the loss of two outstanding business leaders and Trustees of the Fund, Antoinette C. Bentley and Madelon DeVoe Talley. Their wisdom and influence will be missed.

We would like to thank you for your investment in the Smith Barney Premium Total Return Fund. We look forward to continuing to help you achieve your financial goals.


Sincerely,

/s/ Heath B. McLendon                        /s/ Harry J. Rosenbluth

Heath B. McLendon                            Harry J. Rosenbluth
Chairman                                     Vice President and
                                             Investment Officer


August 18, 1997

================================================================================
Top Ten Holdings*                                            As of June 30, 1997
================================================================================
1.  Student Loan Marketing Association                                      5.7%
--------------------------------------------------------------------------------
2.  Loews Corp.                                                             5.4
--------------------------------------------------------------------------------
3.  Alcatel Alsthom CGE                                                     4.2
--------------------------------------------------------------------------------
4.  Bristol-Myers Squibb & Co.                                              3.6
--------------------------------------------------------------------------------
5.  Lehman Brothers Holding Inc.                                            3.6
--------------------------------------------------------------------------------
6.  Phillip Morris Cos., Inc.                                               3.6
--------------------------------------------------------------------------------
7.  Republic of New York Corp.                                              2.7
--------------------------------------------------------------------------------
8.  British Steel PLC                                                       1.9
--------------------------------------------------------------------------------
9.  Wal-Mart Stores, Inc.                                                   1.9
--------------------------------------------------------------------------------
10. Ace Ltd.                                                                1.8
--------------------------------------------------------------------------------

*    As a percentage of total common stocks.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         3

================================================================================
An Interview with Portfolio Manager
Harry J. Rosenbluth
================================================================================


We recently had an opportunity for a discussion with Harry J. Rosenbluth, Portfolio Manager of the Smith Barney Premium Total Return Fund in which he talked about his value investing philosophy and risk management strategies. Mr. Rosenbluth, who has been involved in the Premium Total Return Fund for more than 10 years and has more than 16 years of investment experience, assumed management of the Fund on January 1, 1993.

Harry, what is the Fund's primary investment objective?

Harry: The Fund's main investment objective is to provide investors with long-term total return by investing primarily in dividend-paying stocks. Our goal is to give people exposure to the equity market -- a market that has historically produced the highest returns relative to other investment classes -- with less risk to principal than if they had invested in the stock market on their own. We believe the best way to accumulate and build wealth is to compound absolute returns.

How do you minimize risk in the portfolio?

Harry: Our risk management strategies involve several different aspects. Historically, dividend-paying stocks have proven less volatile than the overall equity market. Beyond that, careful stock selection should help to further reduce risk. We periodically use options, primarily S&P 500 index calls, as part of our hedging strategy to minimize volatility. We adjust the Fund's overall hedge exposure based on our analysis of current market conditions.

Risk is unavoidable when you invest in stocks. However, one way to minimize risk is through careful asset allocation. We have the flexibility in the Fund not to be fully invested. We would be fully invested only if the overall stock market were inexpensive and there were lots of individual securities that passed our screening process.

How would you describe your investment philosophy?

Harry: We are "bottom up" investors who take a total return approach to investing. We look for undervalued stocks and select them one at a time because of each stock's characteristics. In our view the best way to find these undervalued stocks is through a bottom-up approach combining qualitative and quantitative techniques. Our starting point is always individual stocks, never "big picture" economic forecasting.

How do you determine when a stock may be suitable for the Fund?

Harry: The ideal stock possesses three characteristics: it's available at a good price, the company's long-term fundamentals are sound and its near-term business is improving. Hands-on research drives our stock-selection process. When we find a stock with all three characteristics and it also possesses good liquidity, we will buy a lot of the stock, up to 5 percent of the Fund's portfolio.

A good price for a stock is not defined solely as a low price-earnings ratio or price-to-book ratio. What's more important to us is the price of the security in relation to its own history and to its growth potential and profitability characteristics.

If we believe a security is attractively priced, the second characteristic we look for is whether the particular company is in the right long-term business. We ask, "What exactly are the business characteristics that we're buying?" In addition, we closely examine certain key qualitative factors such as barriers to entry, distribution systems and operating leverage.

We start by looking at all the public information available on a particular company. If its fundamental business prospects are good, we contact people who are in a position to know whether its business momentum is positive, negative or neutral. For instance, if the company is in the retail business, we would contact its stores directly to discuss sales. In addition, analyzing the price of a particular stock also involves other

--------------------------------------------------------------------------------
4                                        1997 Semi-Annual Report to Shareholders
quantification methods and examining ratios such as its price-earnings ratios, price-to-book value and the liquidation value of the company. Moreover, we employ traditional, fundamental analysis such as reading the 10K and 10Q reports filed with the SEC. We are trying to find companies that can consistently generate high returns to capital over a long-term time frame.

Lastly, we look for stocks that are exhibiting positive near-term business momentum. Quite simply, if we were to pick up the phone and call a CEO or treasurer and ask them, "Is your business getting better, worse or staying the same?" we would want them to say that their business is getting better. And not only improving, but getting better versus its business plan.

With respect to risk control and compounding absolute returns over time, what you don't own is often more important than what you do own. If we do our job correctly, we avoid owning two kinds of stocks: 1) those of very good companies that are overpriced; and 2) statistically inexpensive stocks that either have very poor long-term business prospects or poor near-term business momentum. Given our value orientation, it's usually easy for us to avoid owning the first kind of company. Our extensive fundamental research and investment discipline normally keeps us from owning the second type of company.

What is your sell discipline?

Harry: We sell stocks for one of two reasons. First, whenever we purchase a stock, we set a price target for sale. The price target will be a multiple of earnings, cash flow, book value et. al. When a stock reaches its price target, it is sold and the money is deployed elsewhere. Second, we may sell a stock when their company's near-term business prospects deteriorate. If we see a slowdown coming in the operating conditions of a company that we hold in the portfolio, we will sell the stock.

What are some of the market sectors you currently favor?

Harry: Over the past several years we have been overweighted in the financial services industry. In fact, throughout my career as a portfolio manager I have always overweighted financial stocks. Most financial company stocks are not well understood in the marketplace. As a result, in our view many financial stocks have never really received the valuations they deserve. The financial services industry should grow at double-digit rates for the foreseeable future. While there are plenty of poorly managed financial services companies out there deserving of low valuations, we believe there are several well-run financial companies poised to take advantage of this growth.

Conversely, we stay generally underweighted in economically sensitive areas of the economy. Our decision is not based on a belief that the economy may be slowing down and therefore these companies will perform poorly. Rather, economically sensitive stocks are today, for the most part, not inexpensive. Furthermore, these companies generally are in slow-growth, low-return businesses and have little or no positive near-term business momentum.

Harry, how should investors view the Fund relative to their other mutual fund or financial holdings?

Harry: We think the Smith Barney Premium Total Return Fund is a fairly conservative way to participate in the stock market. We view the Fund as ideal for investors who realize they need to be in stocks because of their long-term capital appreciation potential but don't have a strong tolerance for market volatility. Moreover, because we periodically use options in an attempt to reduce the Fund's volatility over time, the Fund tends to be less risky than the average stock fund.

Harry, why did you become a portfolio manager?

Harry: I think it is an intellectually challenging business. To be successful in this industry, you have to stay current. The world around us is reflected in the global markets on a daily basis. Moreover, portfolio management is an entrepreneurial business and the score is kept every day. I enjoy balancing my competitive will to win with the intellectual challenges of investing.

--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        5

Smith Barney Premium Total Return Fund
Distribution Policy


A mutual fund pays dividends to satisfy one of the requirements to qualify as a regulated investment company and to avoid paying income tax at the fund level. In fact, mutual funds must distribute at least 90% of their investment company taxable income, but will generally distribute substantially all of its ordinary net income and net capital gains to avoid federal income and excise taxes. Accordingly, mutual fund dividends and distributions retain the character of their source, therefore, the tax benefits of net long-term capital gains can be passed along to shareholders. In addition, based on its objectives, an individual fund may, as a result of its distribution policy, return a portion of the shareholders' principal in the form of a return of capital, which may not be considered taxable income.

Smith Barney Premium Total Return Fund's ("Fund") distribution policy is designed to provide an attractive level of monthly distributions. Since 1989, the Fund has paid out approximately $0.10 per share each month. The Fund's distribution strategy takes into account the long-term total return potential of its investment in equities. Over time, the Fund has been able to distribute income as well as provide its shareholders with moderate growth of principal. The Fund meets its distribution objective by paying out to shareholders substantially all dividends, interest and net capital gains earned over the course of the year. In certain years, the Fund's distributions may also supplement this income with a return of capital to maintain the fixed payout. Each year, shareholders of the Fund receive a 1099 federal tax form indicating the amount of the distributions that represented ordinary income (dividends, interest and short-term capital gains), long-term capital gains and return of capital.

--------------------------------------------------------------------------------
6                                       1997 Semi-Annual Report to Shareholders

===================================================================================================================================
Historical Performance - Class A Shares
===================================================================================================================================
                                           Net Asset Value
                                           ---------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
6/30/97                               $19.14           $21.08          $ 0.64          $ 0.00            $ 0.00           13.73%+
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96++                             17.40            19.14            0.16            0.47              0.00           13.80+
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                                16.33            17.40            0.37            0.91              0.00           14.76
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                                15.69            16.33            0.43            0.14              0.71           12.92
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                                15.65            15.69            0.55            0.52              0.21            8.65
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                  15.15            15.65            0.20            0.49              0.33           10.31+
===================================================================================================================================
Total                                                                   $2.35           $2.53             $1.25
===================================================================================================================================

===================================================================================================================================
Historical Performance - Class B Shares
===================================================================================================================================
                                           Net Asset Value
                                           ---------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
6/30/97                               $19.14           $21.07           $0.60           $0.00             $0.00           13.43%+
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96++                             17.40            19.14            0.12            0.47              0.00           13.57+
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                                16.33            17.40            0.29            0.91              0.00           14.21
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                                15.69            16.33            0.34            0.14              0.72           12.36
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                                15.65            15.69            0.49            0.52              0.20            8.12
-----------------------------------------------------------------------------------------------------------------------------------
7/31/93                                15.21            15.65            0.19            0.63              0.44           11.68
-----------------------------------------------------------------------------------------------------------------------------------
7/31/92                                14.26            15.21            0.22            0.00              0.98           15.68
-----------------------------------------------------------------------------------------------------------------------------------
7/31/91                                13.30            14.26            0.24            0.00              0.96           17.53
-----------------------------------------------------------------------------------------------------------------------------------
7/31/90                                13.98            13.30            0.22            0.00              1.06            4.62
-----------------------------------------------------------------------------------------------------------------------------------
7/31/89                                12.90            13.98            0.89            0.26              0.33           21.49
-----------------------------------------------------------------------------------------------------------------------------------
7/31/88                                14.47            12.90            0.18            1.28              0.00            0.21
-----------------------------------------------------------------------------------------------------------------------------------
7/31/87                                14.52            14.47            0.28            1.42              0.00           12.07
===================================================================================================================================
Total                                                                   $4.06           $5.63             $4.69
===================================================================================================================================

===================================================================================================================================
Historical Performance - Class C Shares
===================================================================================================================================
                                           Net Asset Value
                                           ---------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
6/30/97                               $19.15           $21.08           $0.60           $0.00             $0.00           13.45%+
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96++                             17.41            19.15            0.12            0.47              0.00           13.58+
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                                16.33            17.41            0.29            0.91              0.00           14.30
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                                15.69            16.33            0.35            0.14              0.71           12.36
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                                15.65            15.69            0.49            0.52              0.20            8.12
-----------------------------------------------------------------------------------------------------------------------------------
Inception*  -- 7/31/93                 15.45            15.65            0.04            0.09              0.07            2.60+
===================================================================================================================================
Total                                                                   $1.89           $2.13             $0.98
===================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        7

===================================================================================================================================
Historical Performance - Class Y Shares
===================================================================================================================================
                                           Net Asset Value
                                           ---------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
6/30/97                               $19.17           $21.12           $0.67           $0.00             $0.00           13.89%+
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96++                             17.42            19.17            0.18            0.47              0.00           13.95+
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96                  17.57            17.42            0.21            0.46              0.00           2.93+
===================================================================================================================================
Total                                                                   $1.06           $0.93             $0.00
===================================================================================================================================


IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

===================================================================================================================================
Average Annual Total Return
===================================================================================================================================
                                                                                         Without Sales Charge(1)
                                                                     --------------------------------------------------------------
                                                                       Class A         Class B           Class C         Class Y
===================================================================================================================================
Six Months Ended 6/30/97+                                               13.73%          13.43%            13.45%          13.89%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/97                                                      26.73           26.09             26.21           27.19
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/97                                                  N/A           15.31               N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/97                                                   N/A           13.43               N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/97                                              16.20           14.02             16.05           23.08
===================================================================================================================================
                                                                                         Without Sales Charge(2)
                                                                     --------------------------------------------------------------
                                                                       Class A         Class B           Class C         Class Y
===================================================================================================================================
Six Months Ended 6/30/97+                                                8.03%           8.43%            12.45%          13.89%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/97                                                      20.40           21.09             25.21           27.19
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/97                                                  N/A           15.20               N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/97                                                   N/A           13.43               N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/97                                              14.92           14.02             16.05           23.08
===================================================================================================================================
===================================================================================================================================
Cumulative Total Return
===================================================================================================================================
                                                                                                Without Sales Charge(1)
===================================================================================================================================
Class A (Inception* through 6/30/97)                                                                      101.00%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (6/30/87 through 6/30/97)                                                                         252.70
-----------------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 6/30/97)                                                                       83.60
-----------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 6/30/97)                                                                       33.59
===================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, September 16, 1985, June 1, 1993 and February 7, 1996, respectively.

-------------------------------------------------------------------------------
8                                       1997 Semi-Annual Report to Shareholders

===============================================================================
Smith Barney Premium Total Return Fund at a Glance (unaudited)
===============================================================================


Growth of $10,000 Invested in Class B Shares of the
Smith Barney Premium Total Return Fund vs. Standard & Poor's 500 Index+
-------------------------------------------------------------------------------


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Premium Total
  Date          Return Portfolio        S&P 500
----------     ------------------      ---------
   6/87                    10,000         10,000
   12/87                    8,497          8,259
   12/88                    1,069          9,627
   12/89                   12,540         12,672
   12/90                   12,798         12,279
   12/91                   16,493         16,012
   12/92                   18,571         17,232
   12/93                   20,648         18,964
   12/94                   21,251         19,213
   12/95                   25,892         26,424
   12/96                   31,094         30,458
   6/97                    35,270         36,732

+ Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 1997, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



Industry Diversification of Common Stocks*
-------------------------------------------------------------------------------


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Industry                                  Percentage
--------------------------------------------------------------------------------
Banking and Financial
  Services                                  16.2%

Capital Goods                                6.6%

Consumer Services                           13.2%

Energy                                      11.1%

Health Care                                  9.6%

Insurance                                   12.8%

Non-Durables                                11.6%

Real Estate                                  2.7%

Steel Producers                              1.9%

Utilities                                    9.4%

Other                                        4.9%

*    As a percentage of total common stocks.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Breakdown                     Percentage
-------------------------------------------------------------------------------
Preferred Stock                             3.1%

Corporate Bonds                             1.5%

Convertible Bonds                           0.1%

Repurchase Agreements                      14.2%

Common Stocks                              81.1%


-------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        9

================================================================================
Schedule of Investments (unaudited)                               June 30, 1997
================================================================================

      SHARES                SECURITY                                                                  VALUE
===============================================================================================================
COMMON STOCKS -- 81.1%
Banking & Financial Services -- 13.1%
     100,000                Cal Fed BanCorp Inc.*                                                  $  1,687,500
     571,600                Federal Home Loan Mortgage Corp.+                                        19,648,750
     462,100                J.P. Morgan & Co., Inc.                                                  48,231,688
     143,700                JSB Financial Inc.                                                        6,215,025
   2,714,400                Lehman Brothers Holding Inc.++                                          109,933,200
   1,200,000                Morgan Stanley, Dean Witter Discover & Co.                               51,675,000
     766,900                Republic of New York Corp.++                                             82,441,750
   1,382,500                Student Loan Marketing Association++                                    175,577,500
---------------------------------------------------------------------------------------------------------------
                                                                                                    495,410,413
---------------------------------------------------------------------------------------------------------------
Capital Goods -- 5.4%
   5,083,800                Alcatel Alsthom CGE -- Sponsored ADR+                                   128,365,950
   1,000,000                Allegheny Teledyne Inc.                                                  27,000,000
     120,938                Lockheed Martin Corp.                                                    12,524,641
     258,100                Lubrizol Corp.                                                           10,824,069
     280,188                Martin Marietta Materials                                                 9,071,087
     291,500                Raytheon Co.                                                             14,866,500
---------------------------------------------------------------------------------------------------------------
                                                                                                    202,652,247
---------------------------------------------------------------------------------------------------------------
Consumer Durables -- 0.7%
     140,000                Borg-Warner Automotive Inc.                                               7,568,750
     689,510                Volvo Aktie Bolget, Sponsored ADR                                        18,444,393
---------------------------------------------------------------------------------------------------------------
                                                                                                     26,013,143
---------------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 0.8%
     458,600                Nestle S.A., Sponsored ADR+                                              30,668,875
      18,260                Nestle S.A., Sponsored ADR@                                               1,205,160
---------------------------------------------------------------------------------------------------------------
                                                                                                     31,874,035
---------------------------------------------------------------------------------------------------------------
Consumer Services -- 10.7%
   1,300,000                Agrium Inc.+                                                             14,950,000
     331,699                Ascent Entertainment Group*                                               3,026,760
     308,900                Bowne & Co., Inc.                                                        10,772,888
     678,600                Comsat Corp.+                                                            16,159,163
     196,500                Deluxe Corp.+                                                             6,705,563
     789,100                Dun & Bradstreet Corp.                                                   20,713,875
     950,000                Electronic Data Systems Corp.+                                           38,950,000
   1,148,600                H & R Block Inc.+                                                        37,042,350
     417,700                Hasbro Inc.+                                                             11,852,238
     949,378                Limited Inc.+                                                            19,224,905
     400,000                Linens N' Things Inc.+*                                                  11,850,000
     268,312                Luby's Cafeterias Inc.                                                    5,349,471
     570,300                Mercantile Stores Co. Inc.                                               35,893,256
     500,000                Moore Corp. Ltd.+                                                         9,843,750
     250,000                Pittston Burlington Group Inc.                                            7,500,000
     221,500                Sbarro Inc.                                                               6,146,625
     171,466                Sears, Roebuck & Co.+                                                     9,216,298
   1,175,000                Toys "R" Us Inc.+*                                                       41,125,000
   1,700,000                Viad Corp.                                                               11,869,550
   1,175,000                Wal-Mart Stores, Inc.+                                                   57,481,250
   1,197,500                Woolworth Corp.+*                                                        28,740,000
---------------------------------------------------------------------------------------------------------------
                                                                                                    404,412,942
---------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                      1997 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                     June 30, 1997
================================================================================

      SHARES                SECURITY                                                                 VALUE
===============================================================================================================
Diamonds/Precious Stones -- 0.3%
     273,000                De Beers Cons Mines ADR+                                               $ 10,083,938
---------------------------------------------------------------------------------------------------------------
Durables -- 0.1%
     275,000                Gallaher Group PLC ADR*                                                   5,070,313
---------------------------------------------------------------------------------------------------------------
Energy -- 9.0%
     117,700                Amoco Corp.                                                              10,232,544
     283,502                British Petroleum PLC ADR+                                               21,227,212
     600,000                Elf Aquitaine -- Sponsored ADR+                                          32,662,500
     480,200                Mobil Oil Corp.++                                                        33,553,975
   1,242,800                Repsol S.A., Sponsored ADR+                                              52,741,325
     322,500                Shell Transport & Trading ADR+                                           40,554,375
     200,000                Texaco Inc.+                                                             21,750,000
     987,800                Tosco Corp.                                                              29,572,262
     450,000                Total S.A.-- Sponsored ADR                                               22,781,250
   1,466,200                Trizec Hahn Corp.                                                        31,340,025
     964,448                Ultramar Diamond Shamrock CP                                             31,465,116
     600,000                Union Texas Petroleum Holdings, Inc.                                     12,562,500
---------------------------------------------------------------------------------------------------------------
                                                                                                    340,443,084
---------------------------------------------------------------------------------------------------------------
Forest Products -- 0.1%
     120,600                Boise Cascade Corp.+                                                      4,258,688
---------------------------------------------------------------------------------------------------------------
Gold Mining -- 0.2%
     650,000                Homestake Mining Co.                                                      8,490,625
---------------------------------------------------------------------------------------------------------------
Health Care -- 7.8%
     253,700                Abbott Labs, Inc.                                                        16,934,475
   2,425,599                Astra AB, Class A Shares ADR+                                            46,086,388
   1,349,000                Bristol-Myers Squibb & Co.++                                            109,269,000
   1,100,000                Glaxo Welcome PLC, Sponsored ADR+++                                      45,993,750
     250,000                Lincare Holdings Inc.+*                                                  10,750,000
     700,000                Multicare Cos. Inc.+*                                                    19,162,500
     333,000                Pharmacia & Upjohn Inc.                                                  11,571,750
     705,600                Schering Plough Corp.+                                                   33,780,600
---------------------------------------------------------------------------------------------------------------
                                                                                                    293,548,463
---------------------------------------------------------------------------------------------------------------
Insurance -- 10.4%
     731,300                Ace Ltd.+                                                                54,024,788
     812,900                Allmerica Financial Corp.                                                32,414,388
     467,000                Allmerica Property & Casuality Cos., Inc.                                15,294,250
     299,750                Allstate Corp.                                                           21,881,750
     154,500                American International Group Inc.                                        23,078,438
     525,675                Aon Corp.                                                                27,203,681
     156,000                CIGNA Corp.                                                              27,690,000
     319,000                Everest Reinsurance Holdings+                                            12,640,375
     581,600                Exel Ltd.+                                                               30,679,400
     215,000                Financial Security Assurance Holdings Inc.+                               8,371,561
      22,300                General Re Corp.                                                          4,058,600
     100,600                Horace Mann Educators Co.                                                 4,929,400
     349,200                IPC Holdings Ltd.                                                         9,428,400
     453,300                Mid Ocean Ltd.                                                           23,769,919
     251,600                Partnerre Ltd.                                                            9,592,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                       11

================================================================================
Schedule of Investments (unaudited)(continued)                     June 30, 1997
================================================================================

      SHARES                SECURITY                                                                 VALUE
===============================================================================================================
Insurance -- 10.4% (continued)
     397,300                St. Paul Cos., Inc.                                                    $ 30,294,125
     335,000                Terra Nova Holdings Ltd. (Bermuda)                                        7,035,000
     603,500                TIG Holdings Inc.                                                        18,859,375
     223,200                Transatlantic Holdings Inc.+                                             22,152,600
     348,100                Western National Corp.                                                    9,333,431
       1,800                Zurich Reinsurance Centre Holdings Inc.                                      71,100
---------------------------------------------------------------------------------------------------------------
                                                                                                    392,802,831
---------------------------------------------------------------------------------------------------------------
Non-Durables -- 9.4%
     420,000                Alberto Culver Co., Class A Shares                                        9,791,250
     900,000                B.A.T. Industries PLC -- Sponsored ADR+                                  16,481,250
     275,000                Fortune Brands Inc.                                                      10,260,938
     604,500                Harcourt General Inc.                                                    28,789,313
   1,654,900                Loews Corp.++                                                           165,696,863
     394,300                Premark International Inc.                                               10,547,520
   2,471,100                Phillip Morris Cos., Inc.++                                             109,655,062
     100,000                RJR Nabisco Holdings Corp.                                                3,987,500
---------------------------------------------------------------------------------------------------------------
                                                                                                    355,209,696
---------------------------------------------------------------------------------------------------------------
Real Estate -- 2.3%
     200,000                Ambassador Apartments Inc.                                                4,975,000
     250,000                American General Hospitality                                              6,187,500
      89,200                Associated Estates Realty Corp.                                           2,096,200
     120,700                Avalon Properties Inc.                                                    3,455,038
     142,433                Camden Property Trust                                                     4,504,444
     154,800                Charles E. Smith, Residential Realty Inc.                                 4,469,850
     328,800                Equity Inns Inc.                                                          4,397,700
     156,625                Equity Residential Properties Trust+                                      7,439,688
     115,830                HFS Inc.*                                                                 6,718,140
     286,300                Mid-America Apartment Communities                                         8,034,292
     400,000                Prime Retail Inc.                                                         5,375,000
     304,900                RFS Hotels Investment Inc.                                                5,488,200
     201,800                Storage Trust Realty                                                      5,347,700
     160,000                Summit Properties Inc.                                                    3,300,000
     400,000                Walden Residential Properties Inc.                                       11,600,000
      62,650                Wellsford Residential Property Trust                                        681,319
---------------------------------------------------------------------------------------------------------------
                                                                                                     84,070,071
---------------------------------------------------------------------------------------------------------------
Steel Producers -- 1.5%
   2,250,000                British Steel PLC-- Sponsored ADR+                                       56,812,500
---------------------------------------------------------------------------------------------------------------
Technology -- 0.3%
     494,400                Tandem Computers Inc*                                                    10,011,600
---------------------------------------------------------------------------------------------------------------
Transportation -- 1.4%
   1,670,900                Canadian Pacific Ltd.+                                                   47,516,219
      94,400                Stolt Nielson S.A.                                                        1,781,800
     127,400                Stolt Nielson S.A. ADR                                                    2,468,375
---------------------------------------------------------------------------------------------------------------
                                                                                                     51,766,394
---------------------------------------------------------------------------------------------------------------
Utilities -- 7.6%
   2,416,300                Centerior Energy Corp.                                                   27,032,356
     835,500                CMS Energy Corp.++                                                       29,451,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                      1997 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                     June 30, 1997
================================================================================

      SHARES                SECURITY                                                                 VALUE
===============================================================================================================
Utilities -- 7.6% (continued)
     300,000                Columbia Gas System Inc.                                               $ 19,575,000
     700,000                Enserch Corp.                                                            15,575,000
   1,211,000                Entergy Corp.                                                            33,151,125
     714,600                Illinova Corp.+                                                          15,721,200
   1,834,400                Long Island Lighting Co.+                                                42,191,200
     600,000                Mapco Inc.                                                               18,900,000
     180,000                Niagara Mohawk Power Co.*                                                 1,541,250
     539,300                Pinnacle West Capital Corp.                                              16,212,705
     572,300                Public Service New Mexico                                                10,229,863
     500,000                SBC Communications "TMX" (DECS)                                          23,625,000
     500,000                Tele Danmark A/S-- Sponsored ADR+                                        13,062,500
     267,300                Telefonica Espana S.A. ADR+                                              23,054,625
---------------------------------------------------------------------------------------------------------------
                                                                                                    289,323,199
---------------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost -- $2,074,203,072)                                              3,062,254,182
===============================================================================================================
PREFERRED STOCKS -- 3.1%
Banking & Financial Services -- 2.6%
     100,000                Allstate Corp., Convertible 6.765%++                                      5,250,000
       4,500                BankUnited Financial, Convertible 10.250%++                               4,477,500
      80,000                Criimi Mae Inc., Series B, Convertible 10.875%++                          2,860,000
     760,000                Glendale Federal Bank, Federal Savings Bank of
                              California, Convertible, Series E, Exchange 8.750%++                   49,400,000
     304,767                Riggs National Corp., Washington, D.C.,
                              Series B, Exchange 10.750%++                                            8,685,860
     250,000                Salomon Inc., Convertible 6.750%++                                        8,531,250
     459,700                Time Warner Financial Corp.++                                            19,307,400
---------------------------------------------------------------------------------------------------------------
                                                                                                     98,512,010
---------------------------------------------------------------------------------------------------------------
Real Estate -- 0.5%
     200,000                First Washington Realty Inc., Series A, Exchange 9.750%++@                6,100,000
     243,000                Prime Retail Inc., Series A, Exchange 10.500%++                           6,075,000
      77,700                Security Capital Pacific Trust++                                          2,369,850
     200,000                Walden Residential Properties Inc., Series B, Exchange 9.160%@            5,150,000
---------------------------------------------------------------------------------------------------------------
                                                                                                     19,694,850
---------------------------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCKS
                            (Cost -- $83,441,299)                                                   118,206,860
===============================================================================================================

===============================================================================================================
       FACE
      AMOUNT                SECURITY                                                                 VALUE
===============================================================================================================
CORPORATE BONDS -- 1.5%
Banking & Financial Services -- 0.1%
 $ 2,000,000                Mego Mortgage, 12.500% due 12/1/01                                        1,995,000
   3,000,000                Wilshire Financial Services, 13.000% due 1/1/04                           2,985,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      4,980,000
---------------------------------------------------------------------------------------------------------------
Food Retail -- 0.5%
  11,300,000                P&C Food Markets, 11.500% due 10/15/01                                   10,057,000
  11,860,000                Penn Traffic Co., 8.625% due 12/15/03+                                    9,651,075
---------------------------------------------------------------------------------------------------------------
                                                                                                     19,708,075
---------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                       13

================================================================================
Schedule of Investments (unaudited)(continued)                     June 30, 1997
================================================================================

===============================================================================================================
       FACE
      AMOUNT                SECURITY                                                                 VALUE
===============================================================================================================
Utilities -- 0.2%
                           Columbia Gas Systems Inc., Debentures:
 $   774,000                6.390% due 12/28/00                                                     $   768,195
     771,000                6.610% due 11/28/02                                                         764,254
     771,000                6.800% due 11/28/05                                                         755,580
     771,000                7.050% due 11/28/07                                                         753,653
     771,000                7.320% due 11/28/10                                                         758,471
     771,000                7.420% due 11/28/15                                                         751,725
     771,000                7.620% due 11/28/25                                                         735,341
---------------------------------------------------------------------------------------------------------------
                                                                                                      5,287,219
---------------------------------------------------------------------------------------------------------------
Industrial -- 0.7%
   5,635,000                Comcast Corp., 9.375% due 5/15/06+                                        5,930,837
   6,000,000                Tenet Healthcare Corp., 10.125% due 3/1/05                                6,570,000
   4,915,000                Paging Network, 8.875% due 2/1/06                                         4,515,656
   3,000,000                Riveria Holdings Corp., First Mortgage, 11.000% due 12/31/02+             3,075,000
   6,000,000                Rogers Cable Systems Inc., 10.000% due 3/15/05                            6,525,000
---------------------------------------------------------------------------------------------------------------
                                                                                                     26,616,493
---------------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost -- $55,512,246)                                                    56,591,787
===============================================================================================================
CONVERTIBLE BONDS -- 0.1%
   2,500,000                Ashanti Capital, 5.500% due 3/15/03                                       2,075,000
   1,500,000                Pacific Concord Financial, 4.750% due 12/10/98@                           1,627,500
---------------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE BONDS
                            (Cost -- $4,000,000)                                                      3,702,500
===============================================================================================================
                            SUB-TOTAL INVESTMENTS
                            (Cost -- $2,217,156,617)                                              3,240,755,329
===============================================================================================================
REPURCHASE AGREEMENTS -- 14.2%
 107,888,000                Chase Manhattan Bank, 5.745% due 7/1/97;
                            Proceeds at maturity -- $107,905,217; (Fully collateralized by U.S. Treasury Notes, 6.250% due 6/30/02;
                            Market value -- $110,045,873)                                           107,888,000
  96,257,000                Goldman Sachs & Co., 5.789% due 7/1/97;
                            Proceeds at maturity -- $96,272,479; (Fully collateralized by U.S. Treasury Notes, 6.375% due 1/15/00;
                            Market value -- $98,250,488)                                             96,257,000
  33,743,000                Goldman Sachs & Co., 5.794% due 7/1/97;
                            Proceeds at maturity -- $33,748,431; (Fully collateralized by U.S. Treasury Notes, 6.125% due 8/31/98;
                            Market value -- $34,433,209)                                             33,743,000

                       See Notes to Financial Statememts.

--------------------------------------------------------------------------------
14                                      1997 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                     June 30, 1997
================================================================================

===============================================================================================================
       FACE
      AMOUNT                SECURITY                                                                 VALUE
===============================================================================================================
REPURCHASE AGREEMENTS -- 14.2% (continued)
$115,499,000                Union Bank of Switzerland, 5.982% due 7/1/97;
                            Proceeds at maturity -- $115,518,192; (Fully collateralized by U.S. Treasury Notes, 6.500% due 8/31/01;
                            Market value -- $117,810,407)                                        $  115,499,000
 184,044,000                Union Bank of Switzerland, 5.988% due 7/1/97;
                            Proceeds at maturity -- $184,074,613; (Fully collateralized by U.S. Treasury Notes, 8.875% due 11/15/98;
                            Market value -- $187,726,250)                                           184,044,000
---------------------------------------------------------------------------------------------------------------
                            TOTAL REPURCHASE AGREEMENTS
                            (Cost -- $537,431,000)                                                  537,431,000
===============================================================================================================
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $2,754,587,617**)                                           $3,778,186,329
===============================================================================================================

*    Non-income producing security.

+    Security on loan (See Note 6).

++   Security segregrated by Custodian to cover written call options.

@ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                       15

================================================================================
Schedule of Investments (unaudited)(continued)                     June 30, 1997
================================================================================

ASSETS:
     Investments, at value (Cost -- $2,217,156,617)              $ 3,240,755,329
     Repurchase agreements, at value (Cost -- $537,431,000)          537,431,000
     Cash and cash equivalents (Note 6)                              647,968,198
     Dividend and interest receivable                                 13,268,843
     Receivable for Fund shares sold                                   6,076,726
     Receivable for securities sold                                    1,201,562
--------------------------------------------------------------------------------
     Total Assets                                                  4,446,701,658
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 6)                          647,967,604
     Options written (Note 4)                                        121,550,000
     Payable for securities purchased                                 10,555,368
     Investment advisory fees payable                                  1,617,145
     Distribution fees payable                                           665,729
     Administration fees payable                                         600,007
     Payable for Fund shares purchased                                    99,783
     Accrued expenses                                                    441,682
--------------------------------------------------------------------------------
     Total Liabilities                                               783,497,318
--------------------------------------------------------------------------------
Total Net Assets                                                 $ 3,663,204,340
================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                  $       173,865
     Capital paid in excess of par value                           2,612,865,942
     Overdistribution of net investment income                       (68,959,706)
     Accumulated net realized gain from security transactions        147,638,419
     Net unrealized appreciation of investments and options          971,485,820
--------------------------------------------------------------------------------
Total Net Assets                                                 $ 3,663,204,340
================================================================================
Shares Outstanding:
     Class A                                                          34,823,472
     ---------------------------------------------------------------------------
     Class B                                                         133,858,950
     ---------------------------------------------------------------------------
     Class C                                                           3,271,876
     ---------------------------------------------------------------------------
     Class Y                                                           1,911,087
     ---------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                       $21.08
     ---------------------------------------------------------------------------
     Class B *                                                            $21.07
     ---------------------------------------------------------------------------
     Class C **                                                           $21.08
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                                       $21.12
     ---------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)            $22.19
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                      1997 Semi-Annual Report to Shareholders

================================================================================
Statements of Operations (unaudited)      For the Six Months ended June 30, 1997
================================================================================

INVESTMENT INCOME:
     Dividends                                                    $  42,385,618
     Interest                                                        14,810,385
     Less: Foreign withholding tax                                   (1,446,750)
-------------------------------------------------------------------------------
     Total Investment Income                                         55,749,253
-------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                      10,516,286
     Investment advisory fees (Note 2)                                9,015,151
     Administration fees (Note 2)                                     3,278,237
     Shareholder and system servicing fees                            1,382,988
     Shareholder communications                                         133,740
     Registration fees                                                  108,809
     Custody                                                             47,692
     Audit and legal                                                     24,726
     Insurance                                                           19,635
     Trustees' fees                                                       7,008
     Other                                                                2,604
-------------------------------------------------------------------------------
     Total Expenses                                                  24,536,876
-------------------------------------------------------------------------------
Net Investment Income                                                31,212,377
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)     207,517,738
        Options written                                             (67,180,027)
-------------------------------------------------------------------------------
     Net Realized Gain                                              140,337,711
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
     and Options:
        Begining of period                                          719,437,307
        End of period                                               971,485,820
-------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                        252,048,513
-------------------------------------------------------------------------------
Net Gain on Investments and Options                                 392,386,224
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 423,598,601
===============================================================================

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                       17

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 1997 (unaudited) and the Year Ended December 31, 1996

                                                      1997              1996(a)
================================================================================
OPERATIONS:
     Net investment income                      $   31,212,377    $   19,165,114
     Net realized gain                             140,337,711        26,435,044
     Increases in net unrealized appreciation      252,048,513       313,273,170
--------------------------------------------------------------------------------
     Increase in Net Assets From Operations        423,598,601       358,873,328
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                        (101,364,942)      (18,736,290)
     Net realized gains                                   --         (73,502,296)
--------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders             (101,364,942)      (92,238,586)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares              445,055,592       245,247,901
     Net asset value of shares issued for
        reinvestment of dividends                   74,034,573        68,372,367
     Cost of shares reacquired                    (210,862,092)     (146,875,918)
--------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                    308,228,073       166,744,350
--------------------------------------------------------------------------------
Increase in Net Assets                             630,461,732       433,379,092

NET ASSETS:
     Beginning of period                         3,032,742,608     2,599,363,516
--------------------------------------------------------------------------------
     End of period*                             $3,663,204,340    $3,032,742,608
================================================================================

*    Includes undistributed
     (overdistributed)
     net investment income of:                  $  (68,959,706)   $    1,192,859
================================================================================

(a) For the period from August 1, 1996 to December 31, 1996.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                      1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate semi-annual reports dated January 31, 1997.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the last sale price or, in the absence of the last price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications are made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.



--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                       19

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================


In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

2. Investment Advisory Agreement,
   Administration Agreement and
   Other Transactions

Smith Barney Strategy Advisers Inc. ("SBSA"), a subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM"), which, in turn, is a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBSA an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBSA has entered into a sub-advisory agreement with Boston Partners Asset Management, L.P. ("Boston Partners"). Pursuant to the sub-advisory agreement, Boston Partners is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBSA pays Boston Partners a monthly fee calculated at an annual rate of 0.10% of the average daily net assets of the Fund. This fee is paid monthly.

SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended June 30, 1997, SB received brokerage commissions of $722,992 and sales charges of approximately $902,000 for sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended June 30, 1997, CDSCs paid to SB were:


                                           Class B               Class C
================================================================================
CDSCs                                    $1,289,000              $8,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended June 30, 1997, total Distribution Plan fees incurred were:


                                        Class A        Class B      Class C
================================================================================
Distribution Plan Fees                  $820,894     $9,507,779    $187,613
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


================================================================================
Purchases                                         $814,559,748
--------------------------------------------------------------------------------
Sales                                              747,358,035
================================================================================


At June 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


================================================================================
Gross unrealized appreciation                   $1,039,458,597
Gross unrealized depreciation                      (15,859,885)
--------------------------------------------------------------------------------
Net unrealized appreciation                     $1,023,598,712
================================================================================


4. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of


--------------------------------------------------------------------------------
20                                      1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================


the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

As of June 30, 1997, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.


The following written call option transactions occurred during the six months ended June 30, 1997:


                                                                                      Number of
                                                                                       Contracts     Premiums
===============================================================================================================
Options written, outstanding at December 31, 1996                                        12,700    $ 55,564,456
Options written during the period ended June 30, 1997                                    13,600      69,437,108
Options cancelled in closing purchase transactions                                      (12,700)    (55,564,456)
---------------------------------------------------------------------------------------------------------------
Options written, outstanding at June 30, 1997                                            13,600    $ 69,437,108
===============================================================================================================

The following table represents the written call option contracts open as of June 30, 1997:


  Number of                                                                          Strike
   Contracts                                                           Expiration     Price         Value
===============================================================================================================
Call Option Written
      13,600   S&P 500 Index
               (Premiums received -- $69,437,108)                        8/20/97       $810     $(121,550,000)
===============================================================================================================


5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                      21

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================


6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At June 30, 1997, the Fund loaned common stocks having a value of approximately $623,656,659 and received cash collateral of $647,967,604 for the loan.

7. Shares of Beneficial Interest

At June 30, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At June 30, 1997, total paid-in capital amounted to the following for each class:


                                                     Class A                Class B                Class C                Class Y
====================================================================================================================================


Total Paid-in Capital                            $  542,009,695         $1,977,497,931         $   58,262,403         $   35,269,778

====================================================================================================================================


Transactions in shares of each class were as follows:

                                                                Six Months Ended                              Year Ended
                                                                 June 30, 1997                            December 31, 1996*
                                                       ---------------------------------          ---------------------------------
                                                          Shares              Amount                 Shares               Amount
===================================================================================================================================
Class A
Shares sold                                             3,819,499         $  76,277,674             1,879,826         $  34,394,839
Shares issued on reinvestment                             834,652            16,693,178               826,867            15,241,668
Shares redeemed                                        (1,601,057)          (31,993,421)           (1,636,594)          (29,718,184)

-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            3,053,094         $  60,977,431             1,070,099         $  19,918,323
===================================================================================================================================
Class B
Shares sold                                            16,717,143         $ 333,801,013            10,374,378         $ 189,390,976
Shares issued on reinvestment                           2,800,147            55,981,922             2,825,089            52,114,744
Shares redeemed                                        (8,735,579)         (173,926,519)           (6,245,730)         (114,229,669)

-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                           10,781,711         $ 215,856,416             6,953,737         $ 127,276,051
===================================================================================================================================
Class C
Shares sold                                             1,226,248         $  24,533,068               548,279         $  10,029,903
Shares issued on reinvestment                              67,847             1,359,446                54,950             1,015,955
Shares redeemed                                          (248,692)           (4,942,131)             (159,786)           (2,928,065)

-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            1,045,403         $  20,950,383               443,443         $   8,117,793
===================================================================================================================================
Class Y
Shares sold                                               524,067         $  10,443,837               629,645         $  11,432,183
Shares issued on reinvestment                                   1                    27                  --                    --
Shares redeemed                                                (1)                  (21)                 --                    --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                              524,067         $  10,443,843               629,645         $  11,432,183
===================================================================================================================================

*    For the period from August 1, 1996 to December 31, 1996.

-------------------------------------------------------------------------------
22                                      1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                               1997(1)         1996(2)(3)         1996           1995           1994          1993(4)
====================================================================================================================================

Net Asset Value, Beginning of Period         $19.14           $17.40           $16.33         $15.69         $15.65        $15.15
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income                       0.23             0.16             0.37           0.44           0.33          0.19
   Net realized and unrealized gain            2.35             2.21             1.98           1.48           0.99          1.33
------------------------------------------------------------------------------------------------------------------------------------

   Total Income From Operations                2.58             2.37             2.35           1.92           1.32          1.52
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                      (0.64)           (0.16)           (0.37)         (0.43)         (0.55)        (0.20)
   Net realized gains                          --              (0.47)           (0.91)         (0.14)         (0.52)        (0.49)
   Capital                                     --               --               --            (0.71)         (0.21)        (0.33)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                           (0.64)           (0.63)           (1.28)         (1.28)         (1.28)        (1.02)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period               $21.08           $19.14           $17.40         $16.33         $15.69        $15.65
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                  13.73%++         13.80%++         14.76%         12.92%          8.65%        10.31%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s)           $733,986         $608,203         $534,329       $471,578        $67,699       $39,677
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                    1.11%+           1.12%+           1.12%          1.16%          1.19%         1.20%+
   Net investment income                       2.28+            2.05+            2.16           2.81           2.05          1.64+
------------------------------------------------------------------------------------------------------------------------------------


Portfolio Turnover Rate                          26%              30%              58%            63%            34%           55%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(5)             $0.05            $0.06            $0.06             --             --            --
====================================================================================================================================


(1)  For the six months ended June 30, 1997 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from August 1, 1996 to December 31, 1996.

(4)  For the period from November 6, 1992 (inception date) to July 31, 1993.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


-------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                       23

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                               1997(1)       1996(2)(3)          1996          1995           1994          1993
====================================================================================================================================

Net Asset Value, Beginning of Period        $19.14           $17.40           $16.33         $15.69         $15.65        $15.21
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income                      0.18             0.12             0.28           0.36           0.25          0.23
   Net realized and unrealized gain           2.35             2.21             1.99           1.48           1.00          1.47
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                  2.53             2.33             2.27           1.84           1.25          1.70
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                     (0.60)           (0.12)           (0.29)         (0.34)         (0.49)        (0.19)
   Net realized gains                          --             (0.47)           (0.91)         (0.14)         (0.52)        (0.63)
   Capital                                     --               --               --           (0.72)         (0.20)        (0.44)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                          (0.60)           (0.59)           (1.20)         (1.20)         (1.21)        (1.26)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period              $21.07           $19.14           $17.40         $16.33         $15.69        $15.65
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                 13.43%++         13.57%++         14.21%         12.36%          8.12%        11.68%
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (millions)        $2,820           $2,355           $2,021         $1,655         $1,697        $1,231
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                   1.60%+           1.54%+           1.62%          1.66%          1.66%         1.69%
   Net investment income                      1.79+            1.63+            1.66           2.31           1.58          1.16
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                         26%              30%              58%            63%            34%           55%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(4)            $0.05            $0.06            $0.06             --             --            --
==================================================================================================================================

(1)  For the six months ended June 30, 1997 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from August 1, 1996 to December 31, 1996.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
24                                      1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                1997(1)        1996(2)(3)         1996           1995          1994(4)        1993(5)
====================================================================================================================================

Net Asset Value, Beginning of Period         $19.15           $17.41           $16.33         $15.69        $ 15.65        $15.45
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations From:
   Net investment income                       0.19             0.12             0.29           0.36           0.23          0.05
   Net realized and unrealized gain            2.34             2.21             1.99           1.48           1.02          0.35
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                   2.53             2.33             2.28           1.84           1.25          0.40
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                      (0.60)           (0.12)           (0.29)         (0.35)         (0.49)        (0.04)
   Net realized gains                           --             (0.47)           (0.91)         (0.14)         (0.52)        (0.09)
   Capital                                      --               --               --           (0.71)         (0.20)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                           (0.60)           (0.59)           (1.20)         (1.20)         (1.21)        (0.20)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period               $21.08            $19.15          $17.41         $16.33         $15.69         $15.65
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                  13.45%++         13.58%++         14.30%         12.36%          8.12%         2.60%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s)            $68,960          $42,637          $31,044        $12,937         $1,878          $357
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                    1.57%+           1.55%+           1.59%          1.62%          1.60%         1.31%+
   Net investment income                       1.88+            1.61+            1.68           2.35           1.65          1.54+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                          26%              30%              58%            63%            34%           55%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(6)               $0.05           $0.06           $0.06             --             --            --
====================================================================================================================================


(1)  For the six months ended June 30, 1997 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from August 1, 1996 to December 31, 1996.

(4)  On November 7, 1994 the former Class D shares were renamed Class C shares.

(5)  For the period from June 1, 1993 (inception date) to July 31, 1993.

(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                       25

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                           1997(1)      1996(2)(3)        1996(4)
===============================================================================
Net Asset Value, Beginning of Period      $19.17         $17.42          $17.57
-------------------------------------------------------------------------------
Income From Operations:
   Net investment income                    0.27           0.17            0.19
   Net realized and unrealized gain         2.35           2.23            0.33
-------------------------------------------------------------------------------
Total Income From Operations                2.62           2.40            0.52
-------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.67)         (0.18)          (0.21)
   Net realized gains                       --            (0.47)          (0.46)
--------------------------------------------------------------------------------
Total Distributions                        (0.67)         (0.65)          (0.67)
-------------------------------------------------------------------------------
Net Asset Value, End of Period            $21.12         $19.17          $17.42
-------------------------------------------------------------------------------
Total Return++                             13.89%         13.95%           2.93%
Net Assets, End of Period (000s)         $40,356        $26,585         $13,192
-------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                 0.76%          0.80%           0.87%
   Net investment income                    2.68           2.36            2.24
-------------------------------------------------------------------------------
Portfolio Turnover Rate                       26%            30%             58%
--------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)          $0.05          $0.06           $0.06
================================================================================

(1)  For the six months ended June 30, 1997 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from August 1, 1996 to December 31, 1996.

(4)  For the period from February 7, 1996 (inception date) to July 31, 1996.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
26                                      1997 Semi-Annual Report to Shareholders

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

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

Smith Barney
Premium Total
Return Fund

Trustees                                Investment Adviser
Lee Abraham                             Smith Barney Strategy Advisers Inc.
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman             Distributor
                                        Smith Barney Inc.
Officers
Heath B. McLendon
Chief Executive Officer                 Custodian
                                        PNC Bank, N.A.
Lewis E. Daidone
Senior Vice President and Treasurer
                                        Shareholder Servicing Agent
Harry J. Rosenbluth                     First Data Investor Services Group, Inc.
Vice President and Investment Officer   P.O. Box 9134
                                        Boston, MA 02205-9134
Thomas M. Reynolds
Controller

Christina T. Sydor                      This report is for the information
Secretary                               of shareholders of Smith Barney
                                        Premium Total Return Fund, but it
                                        may also be used as sales
                                        literature when preceded or
                                        accompanied by the current
                                        prospectus, which gives details
                                        about charges, expenses, investment
                                        objectives and operating policies
                                        of the Fund. If used as sales
                                        material after September 30, 1997,
                                        this report must be accompanied by
                                        performance information for the
                                        most recently completed calendar
                                        quarter.



                                        SMITH BARNEY
                                        ------------------------------------

                                           A Member of TravelersGroup [LOGO]


                                        Smith Barney Premium
                                        Total Return Fund
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013


                                        FD2169 8/97